SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
       Date of Report (Date of Earliest Event Reported): October 28, 1999
                          e.spire Communications, Inc.
             (Exact name of registrant as specified in its charter)


State of Delaware                   0-25314                   52-1947746
(State or other jurisdiction of     (Commission               (I.R.S. Employer
incorporation or organization)      File No.)                Identification No.)

133 National Business Parkway, Suite 200
Annapolis Junction, Maryland                                  20701
(Address of Principal Executive                             (Zip Code)
Offices)

(301) 361-4200
(Registrant's telephone number,
including area code)

Item 5. Other Events


On October 28, 1999, e.spire Communications, Inc. issued a press release announcing its financial results for the quarter ending September 30, 1999 and a press release announcing the resignation of its' Chief Financial Officer.

Item 7.           Financial Statements and Exhibits.

 (c)    Exhibits


 Exhibit Number                                                       Reference

 (99)    Additional Exhibits

        Press Release dated October 28, 1999 -
           e.spire's Financial Results                              Exhibit 99.1

        Press Release dated October 28, 1999 - Resignation of
                  Chief Financial Officer                           Exhibit 99.2








                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    e.spire Communications, Inc.
                                       By


Date: October 28, 1999                /s/ Riley M. Murphy
                                      Riley M. Murphy, Executive Vice President
                                      Legal and Regulatory Affairs and Secretary